UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                                   Act of 1934

   Filed by the Registrant [X]
   Filed by a Party other than the Registrant [  ]

   Check the appropriate box:

   [  ]  Preliminary Proxy Statement
   [  ]  Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
   [x]   Definitive Proxy Statement
   [  ]  Definitive Additional Materials
   [  ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        INVESTORS CAPITAL HOLDINGS, LTD.
                (Name of Registrant as Specified In Its Charter)
              -----------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [x] No fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                               [GRAPHIC OMITTED]


                          Notice of 2006 Annual Meeting
                                       and
                                 Proxy Statement


June 30, 2006



Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of Investors Capital Holdings, Ltd. (the "Company") to be held on Tuesday, August 8, 2006, at 10:00 a.m. local time, at the Eastern Point Yacht Club located at 125 Eastern Point Boulevard, Gloucester, Massachusetts. Your Board of Directors and management look forward to greeting those stockholders who are able to attend.

     The Notice of Annual Meeting of Stockholders and Proxy Statement containing information pertaining to the business to be transacted at the Meeting appear on the following pages.

     Whether or not you plan to attend, it is important that your shares be represented and voted at the Meeting. You are requested to complete, sign, date, and mail the enclosed proxy card at your earliest convenience.

     On behalf of the Board of Directors and management I would like to thank you for your interest and participation in the affairs of the Company.


Sincerely,


Theodore E. Charles
Chairman of the Board and Chief Executive Officer

                        INVESTORS CAPITAL HOLDINGS, LTD.
                                230 Broadway East
                         Lynnfield, Massachusetts 01940

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON TUESDAY, AUGUST 8, 2006


June 30, 2006


To the Stockholders:

     NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders (the "Meeting") of Investors Capital Holdings, Ltd. (the "Company") will be held at 10:00 a.m. local time on Tuesday, August 8, 2006 at the Eastern Point Yacht Club located at 125 Eastern Point Boulevard, Gloucester, Massachusetts for the following purposes:

     * To elect five directors, each to serve for a term of one year or until their successors are elected and qualified;

     * To ratify the appointment by the Board of Directors of independent auditors to audit the Company's books and records for the fiscal year ending March 31, 2007; and

     * To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     Only holders of common stock of record as of the close of business on June 30, 2006 will be entitled to notice of, and to vote at, the Meeting, or any adjournments or postponements thereof.

     Stockholders are cordially invited to attend the Meeting. It is important that your shares be represented and voted at the Meeting. Because many of our stockholders cannot personally attend the Meeting, it is necessary that a large number be represented by proxy in order to participate in the Meeting. Therefore, if you do not expect to attend the Meeting, but wish your stock to be voted for the business to be transacted thereat, you are requested to complete, sign and date the enclosed proxy card and return it by mailing it in the accompanying postage-paid envelope.

By Order of the Board of Directors,

Steven C. Preskenis, Esq.
Secretary

                                 PROXY STATEMENT

General

     This Proxy Statement and the accompanying Proxy Card are being furnished in connection with the solicitation by the Board of Directors (the "Board") of
Investors Capital Corporation, Ltd., a Massachusetts corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on Tuesday, August 8, 2006 at 10:00 a.m. local time at the Eastern Point Yacht Club located at 125 Eastern Point Boulevard, Gloucester, Massachusetts, or any adjournments or postponements thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders.

     Only the holders of record of the Company's Common Stock, par value $.01 per share, as of the close of business on June 30, 2006 (the "Record Date"), are entitled to notice of, and to vote on, all matters properly brought before the Meeting or any adjustments or postponements thereof. As of June 26, 2006, there were 6,131,472 shares of common stock outstanding.

Voting and Proxy Procedures

     Each stockholder is entitled to one vote for each share of common stock held by him or her at the close of business on the Record Date. Pursuant to the Company's Bylaws, to constitute a quorum for the transaction of business at any meeting of stockholders, there must be present, in person or by proxy, the holders of a majority of the voting power of the issued and outstanding shares of voting stock of the Company. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting. A plurality of the votes cast by the shares of stock entitled to vote, in person or by proxy, at the Meeting will elect directors as long as a quorum is present. If a quorum exists, action on each other question to be voted upon will be approved if votes, in person or by proxy, cast by stockholders favoring the action exceed the vote cast by stockholders opposing the action. When proxies in the enclosed form are returned properly executed, the shares represented thereby will be voted at the Meeting and, where instructions have been given by the stockholder, will be voted in accordance therewith. If the stockholder does not otherwise specify, the stockholder's shares will be voted FOR each of the nominees for director, FOR the proposal to ratify the appointment of the independent auditors, all as set forth in this Proxy Statement, and in accordance with their best judgment as to any other business which may come properly before the Meeting. Votes will be counted manually.

     Abstentions and broker "non-votes" are not counted for purposes of the election of a director. On all other proposals, abstentions will be considered as a vote against the proposal, and broker non-votes will not be counted at all. A stockholder executing the accompanying proxy has the power to revoke it at any time prior to the exercise thereof by appearing at the Meeting and voting in person or by filing with the Secretary of the Company, (i) a properly executed, later-dated proxy, or (ii) a written instrument revoking the proxy.

     This Proxy Statement and the accompanying Proxy Card are first being mailed to stockholders on or about July 13, 2006. A copy of the Company's Annual Report to Shareholders for the year ended March 31, 2006, is included with this Proxy Statement.

     The solicitation of proxies in the accompanying form is made by, and on behalf of, the Board of Directors. We have engaged the services of ADP Investor Communication Services to assist us in the distribution of proxies, for which a fee will be paid. There will be no solicitation by officers and employees of the Company. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy materials to the beneficial owners of shares held of record by such persons, and such persons will be reimbursed for reasonable expenses incurred by them in connection therewith.

                                   PROPOSAL 1.

                              ELECTION OF DIRECTORS

     Five directors are to be elected at the Meeting to hold office until the next Meeting or until their successors have been duly elected and qualified. It is the intention of the proposed proxies named in the accompanying Proxy Card to vote FOR the election of the five persons listed below as directors of the Company, unless authority to do so is withheld. The nominees, all of whom are currently are directors of the Company, have consented to being nominated and named herein and to serving as directors if elected at the Meeting. In the event that any of the below listed nominees for director should become unavailable for election for any presently unforeseen reason, the proposed proxies named in the accompanying Proxy Card have the right to use their discretion to vote for a substitute.

     The Bylaws of the Company provide that the number of Directors shall be determined by vote of the stockholders or the Board of Directors, but shall consist of not less than three Directors. Each director presently is elected for a one-year term at each annual meeting of the stockholders.

     The following sets forth, as of June 30, 2006, certain information with respect to each of the Board's nominees for election as a director:

     Theodore E. Charles, age 63, has served as a director of the Company since July 1995. A founder of Investors Capital Holdings, Mr. Charles has served as the Company's chairman of the board, chief executive officer and president since its inception in 1995. Mr. Charles also has served as the chief executive officer of our subsidiaries, Investors Capital Corporation ("ICC") and Eastern Point Advisors, Inc ("EPA") since their founding in 1994 and 1995, respectively. Mr. Charles served on the Board of Directors of Revere Savings Bank of Massachusetts from 1997 to 2001 and served on the Advisory Board of Danvers Savings Bank from 2001 to 2003. Mr. Charles currently holds various securities licenses, including series 6, 63, 7 and 24, has been a member of the Financial Planning Association since 1985 and formerly served as Chairman of the Shareholder Advisory Board of Life USA Insurance Company.

     Timothy B. Murphy, age 41, has served as a director of the Company since July 1995. A founder of the Company, Mr. Murphy has served as executive vice president, treasurer and chief financial officer of the Company since its inception, and as president of its subsidiaries, ICC and EPA, since their respective inceptions. He entered the securities industry in 1991 as an operations manager in the Boston regional office of Clayton Securities. By 1994, he was serving as compliance officer of Baybanks Brokerage and a vice president of G.R. Stuart & Company, another brokerage firm. Mr. Murphy holds various securities licenses including series 4, 7, 24, 27, 53, 63 and 65.

       William J. Atherton, age 67, has served as a director since November 2004. Since 2004, Mr. Atherton has been managing director of the Atherton Group, consulting on relationships between insurers, investment and product managers, and distributors in the variable annuity industry. From 1997 until his retirement in 2004, Mr. Atherton was the first President of Ameritas Variable Life Insurance Company, a joint venture between Ameritas Life Insurance Corp. of Lincoln, Nebraska, and AmerUs Life Insurance Corp. of Des Moines, Iowa. Mr. Atherton has been a senior executive in the annuity business since 1985, when he formed North American Security Life (NASL) in Boston, a variable annuity subsidiary of North American Life Assurance of Toronto. Mr. Atherton has been the president and a director of two Variable Insurance Trusts and recently received the John D. Marsh Memorial Award as a 2003 inductee into the NAVA Hall of Fame.

       Robert Martin, age 38, has served as a director since July 2005. Mr. Martin has been the owner and president of Mercury Brewing Company of Ipswich, Massachusetts since acquiring and renaming Ipswich Brewing Company in 1999. Mercury Brewing is a renowned brewer of ales, lagers and sodas. A graduate of Rensselaer Polytechnic Institute, Mr. Martin holds a degree in Architecture and practiced in the Boston area in the 1990's prior to his employment at the brewing company. In addition to being a successful businessman, Mr. Martin builds fine furniture and participates in endurance athletic events such as the Iron Man Triathlon and Ultra Marathons.

       Arthur Stickney, age 71, has served as a director since August 2004. From 1970 through 2003, Mr. Stickney served as the head of Stickney Associates, a marketing and advertising company whose clients included such brand companies as Alex Brown, Bessemer Trust, Fidelity Investments, Fiduciary Trust, StockCross and Tucker Anthony. Mr. Stickney also served as a partner in charge of business development for Hill Holiday in the late 1960's, as well as New England and Canadian Advertising Manager for The Wall Street Journal.


Meetings and Attendance

     During fiscal year ending March 31, 2006, (hereinafter referred to as "fiscal 2006") the Board held four meetings. The Company has no policy regarding director attendance at annual stockholder meetings; however, all directors attended the Company's 2005 annual meeting of stockholders.


Communications with the Board

     Stockholder desiring to send communications, other than proposals for stockholder meetings, to the Board or individual directors should address such communications to the Company's Secretary, who will forward such communications to the full Board, or individual directors, as appropriate.


Director Nominee Selection Process

     The Board has a separately-designated standing Governance and Nominating Committee (the "Committee") whose role is to identify and recommend to the Company's Board of Directors (the "Board") the Board's slate of nominees for election to the Board at each annual shareholder meeting, to identify and recommend candidates to fill, as deemed necessary, Board vacancies occurring between annual shareholder meetings, to draft and recommend Corporate Governance Guidelines for adoption by the Board, to review, evaluate and recommend to the Board changes to said guidelines, and to review the Company's policies and programs that relate to matters of corporate responsibility. The Committee's Charter is not available on the Company's website but is attached to this Proxy Statement as Appendix A.

     The Committee examines from time to time the characteristics, skills, and experiences appropriate for the Board as a whole and its individual members. In evaluating the suitability of candidates, the Committee considers many factors, including general understanding of marketing, finance, and other disciplines relevant to the success of a publicly traded company in today's business environment; understanding of the Company's business and technology; educational and professional background; and personal accomplishments. The Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best ensure the success of the Company's business and represent shareholder interests. In determining whether to recommend a director for re-election, the Committee also considers the director's past attendance at meetings and participation in and contributions to the activities of the Board.

     The Committee will consider shareholder recommendations for candidates for the Board. The name of any recommended candidate for director, together with a brief biographical sketch, a document indicating the candidate's willingness to serve, if elected, and evidence of the nominating shareholder's ownership of Company stock should be sent to the attention of the General Counsel of the Company.

     The Governance and Nominating Committee currently is comprised of Messrs. Atherton and Martin, both of whom are "independent directors" as defined by applicable Securities and Exchange Commission (SEC) rule and American Stock Exchange (AMEX) listing standards. Mr. Atherton serves as Committee Chairman. The Governance and Nominating Committee met one time during fiscal 2006.

Audit Committee

     The Board has a separately-designated standing Audit Committee that oversees the accounting and financial reporting processes of the Company and audits of the Company's financial statements. The Audit Committee consults with the Company's independent auditors and management with respect to the adequacy of internal controls, the Company's audited financial statements and, where appropriate, the Company's interim financial statements before they are made public, and makes recommendations to the Board of Directors regarding the appointment of independent auditors for the Company. The Audit Committee's Charter is attached to this Proxy Statement as Appendix B. The Audit Committee currently is comprised of Messrs. Atherton, Martin and Stickney, all of whom are "independent directors" as defined by applicable SEC rule and AMEX listing standards. The Board has determined that Mr. Atherton is an "audit committee financial expert" as defined by the applicable SEC rule. The Audit Committee met or conferenced four times during fiscal 2006.

Compensation Committee

     The Board's Compensation Committee, currently comprised of independent, non-employee directors Atherton and Martin, determines the compensation and benefits of the chief executive officer and reviews and approves, or modifies if deemed appropriate, the recommendations of the chief executive officer with respect to the compensation and benefits of the other executive officers. The Compensation Committee also approves the issuance of grants pursuant to the Company's equity incentive plans. The Compensation Committee met once during fiscal 2006.


Compensation of Directors

     Directors who are not employees receive $1,500 in cash compensation for their attendance in person at each meeting of the Board of Directors. In addition, in fiscal year ended March 31, 2005, each then director received 1,666 unrestricted shares of Common Stock at market, as of date of award. In fiscal 2006, no stock compensation was issued to directors.




                                   PROPOSAL 2.

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, upon recommendation of its Audit Committee, has appointed the firm of Brown & Brown, LLP of Boston, Massachusetts to serve as our independent public accountants for the fiscal year ending March 31, 2007. Brown & Brown, LLP has served as our independent public accountants for the past three fiscal years and is considered to be well qualified by our management. Although stockholder ratification is not required, the Board of Directors has directed that such appointment be submitted to the stockholders of the Company for ratification at the Meeting as a matter of good corporate governance. If the stockholders do not ratify the appointment of Brown & Brown, LLP, the Board of Directors may reconsider the appointment. Further, whether or not stockholder approval is given, the Audit Committee in its discretion may appoint another independent registered public accounting firm at any time during the year if the Committee believes that such a change would be in the best interest of the Company and its stockholders.

     No representatives of Brown & Brown, LLP are expected to attend the Meeting.

Audit Fees

     The aggregate fees billed for fiscal years ended March 31, 2006 and 2005 for professional services rendered by the Company's principal accountants for the audit of the Company's annual financial statements and services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements for those fiscal years totaled $80,648 and $79,309, respectively.

Audit-Related Fees

     The aggregate fees billed in fiscal years ended March 31, 2006 and 2005 for assurance and related services by the Company's principal accountant that are reasonably related to the performance of the audit or review of the Company's financial statements totaled $67,995 and $34,998, respectively. Said services consisted of a review of the Company's 2006 and 2005 quarterly reports filed on Form 10-Q.

Tax fees

     The aggregate fees billed in fiscal years ended March 31, 2006 and 2005 for professional services rendered by the Company's principal accountant for tax compliance, tax advice, and tax planning totaled $21,200 and $16,800, respectively. Said services included preparation and filing of federal and state returns for the fiscal year ended March 31, 2005 and projections for the year ended March 31, 2006.

All Other Fees

     In fiscal years ended March 31, 2006 and 2005 the Company was billed $15,887 and $22,375, respectively, by our principal accountant for services other than those disclosed above. Such services consisted of GAAP related research, business operation advisory services, and various matters related to SEC compliance.


Engagement of Accounting Services

     All audit and non-audit services provided to the Company by accountants, including Brown & Brown, LLP, must be approved by the Audit Committee prior to the rendering of services unless the following conditions contained in the Audit Committee's pre-approval policies and procedures are met:

     o The service is one of a set of permitted services that the independent auditor is allowed to provide;

     o The total amount of such services is less than or equal to 5% of the total amount of compensation paid by the Company to its accountants during the fiscal year in which the services are provided; and

     o The services are brought promptly to the attention of the Audit Committee and approved by the Committee, o or by one or more members thereof who have been delegated approval authority, prior to the completion of the annual audit.

     100% of the cost of accountant services described in "Audit-Related Fees", "Tax Fees" and "All Other Fees", above, were approved by the Audit Committee or its delegate(s) pursuant to the Committee's pre-approval policies and procedures.

      In determining whether or not to approve non-audit accounting services from the Company's independent auditors, the Audit Committee or its delegate considers whether the provision of such services is compatible with maintaining the independence of the auditors.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF BROWN & BROWN, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2007.

                             ADDITIONAL INFORMATION


Common Stock Ownership by Certain Beneficial Owners and Management

     The following table presents information regarding beneficial ownership of our common stock as of June 30, 2006 by: (1) each person or group who owned beneficially more than five percent (5%) of our outstanding common stock as of said date, (2) each person who served as our Chief Executive Officer ("CEO") during the last fiscal year ("fiscal 2006"), (3) each person who was one of our four most highly compensated non-CEO executive officers during fiscal 2006 who continued to serve as such as of the end of Fiscal `06, (4) up to two additional persons who would have been included in (3) except that they no longer served as an executive officer as of the end of fiscal 2006 (the persons included in (2),
(3) and (4) hereinafter sometimes referred to as the "Named Executive Officers"),(5) each director and nominee, and (6) all director/nominees and Named Executive Officers as a group.

     The persons named in the table below have sole voting and dispositive power over all shares of common stock shown as beneficially owned by them, except as may be otherwise indicated. The following persons hold immediately exercisable options to purchase the following number of shares of common stock from the
Company: Mr. Charles - 1,666, Mr. Murphy - 151,666. The shares underlying these options are reflected in the numbers below. The business address of Messrs. Charles, Murphy and Preskenis is c/o Investors Capital Holdings, Ltd., 230 Broadway East, Lynnfield, Massachusetts 01940. The business address of Mr.
Martin is c/o Mercury Brewing Company, 23 Hayward Street, Ipswich, Massachusetts. Correspondence to Messrs. Stickney or Atherton may be directed to the above address for Investors Capital Holdings, Ltd. attention of the Secretary, who will promptly forward same to the intended recipient. Robino Stortini Holdings, LLC has reported that its business address is 5189 W. Woodmill Drive, Suite 30, Wilmington, DE, 19808.

            Name of                Number of Shares    Percent Beneficially
        Beneficial Owner          Beneficially Owned          Owned
        ----------------          ------------------   --------------------
Theodore E. Charles                      3,474,332              56.7%
Robino Stortini Holdings, LLC              620,400**           10.12%
Timothy B. Murphy                          338,432               5.5%
Arthur Stickney                              3,667                 *
William Atherton                             4,000                 *
Robert Martin                                2,000                 *
Steven C. Preskenis, Esq.                   13,500              0.22%
Susan A. McCraine***                         1,000                 *


All directors/nominees and
executive officers as a group
(7 Persons)                              3,836,931             62.58%


*        Less than 0.1%.
**       From latest SEC Form 4 filed 06/08/2006
***      Resigned prior to fiscal year ended 2006

Executive Compensation

     The following table summarizes all compensation received for the fiscal years ended March 31, 2006, 2005 and 2004 by the Named Executive Officers. The aggregate amount of perquisites and other personal benefits granted to each of Messrs. Charles and Murphy did not exceed the lesser of $50,000 or 10% of the total of their respective annual salaries and bonuses and, according, are not included in the amounts reported below. Other Annual Compensation is the Company's matching 401(k) contributions. All Other Compensation is personal life insurance premiums paid by the Company.

                           SUMMARY COMPENSATION TABLE

                                                Annual Compensation                          Long Term Compensation
                                                -------------------                          ----------------------
 Name and Principal            Fiscal Year      Salary        Bonus    Other Annual      Restricted   Options      All Other
    Position                      Ended          ($)           ($)     Compensation     Stock Awards    (#)       Compensation
                                                                                             ($)
Theodore E. Charles                  2006      $400,180     $151,250     $ 5,898                                       $7,633
Chief Executive Officer              2005      $400,000     $101,205     $32,877             $6,081                    $4,163
                                     2004      $400,000     $ 15,385     $ 4,788             $3,150                    $6,635

Timothy B. Murphy                    2006      $300,180     $101,250     $ 9,388                                       $  882
Chief Financial Officer              2005      $300,000     $ 76,250     $ 6,088             $6,081                    $1,397
                                     2004      $200,000     $  7,292     $ 3,000             $3,150                    $1,265

Steven C. Preskenis                  2006      $148,488     $ 14,941      $8,656
Chief Operating Officer & General    2005      $125,539     $  3,000      $6,505             $4,570
Counsel, ICC                         2004      $106,308     $  3,288      $5,095


Susan McCraine*                      2006      $173,257      $13,691     $10,762
Vice President                       2005      $142,000      $16,803     $ 7,546
                                     2004      $124,023      $ 4,423     $ 5,180             $3,150



* Resigned prior to fiscal year ended March 31, 2006

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                     No stock options or SARs were granted to any of the Named Executive Officers during fiscal 2006.


 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

     The following table provides information on option exercises in fiscal 2006 by the Named Executive Officers and the value of their unexercised options at March 31, 2006.

                             Shares                   Number of Securities          Value of Unexercised
                            Acquired                Underlying Unexercised             In-the-Money
                              on         Value      Options at Fiscal Year-End    Options at Fiscal Year-End
                            Exercise   Realized              (#)                            ($)
Name                           (#)       ($)     Exercisable / Unexercisable    Exercisable / Unexercisable
-----------------------    ----------  --------  ---------------------------    -----------------------------
Theodore E. Charles             0         0               1,666 / 0                    $2,132 / $0
Timothy B. Murphy               0         0             151,666 / 0                  $330,632 / $0



             LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

     No long-term incentive plan (LTIC) awards were made to any Named Executive Officers during fiscal 2006.



Executive Employment Agreements

     On August 8, 2000 the Company entered into full-time employment agreements with Theodore E. Charles and Timothy B. Murphy. For each, the term of employment is three years, which, on the third anniversary of the commencement date, automatically extends for a three-year period unless earlier terminated. Under the employment agreements, Messrs. Charles and Murphy are entitled to receive an annual base salary of $400,000 and $200,000, respectively. Adjustments to the annual base salary amounts are at the discretion of the Board, taking into account appropriate cost of living adjustments and general compensation increases based on performance.

     Also, Messrs. Charles and Murphy may present to the Compensation Committee proposals as to an annual bonus or incentive program, which proposals may or may not be accepted by the Board, acting in good faith, and at their discretion.

     If the Company fails to renew the employment term or terminates the employment of Mr. Charles, either with or without cause, or if there is a "change in control", Mr. Charles is entitled to receive sixty (60) months' base salary at the time of termination plus, to the extent earned and not already paid, any bonus payable for the prior fiscal year plus an amount equal to any bonus payable with respect to the current fiscal year. The base salary is payable in installments on such dates on which it would be paid if Mr. Charles had not been terminated. The bonus payment is payable in a lump-sum within thirty (30) days of termination.

     If the Company fails to renew the employment term or terminates the employment of Mr. Murphy, either with or without cause, or if there is a "change in control", Mr. Murphy is entitled to receive thirty-six (36) months' base salary at the time of termination plus, to the extent earned and not already paid, any bonus payable for the prior fiscal year plus an amount equal to any bonus payable with respect to the current fiscal year. The base salary is payable in installments on such dates on which it would be paid if Mr. Murphy had not been terminated. The bonus payment is payable in a lump-sum within thirty (30) days of termination.

     A "change in control" shall be deemed to have taken place if a person becomes the beneficial owner, directly or indirectly, of securities of the Company representing 75% or more of the total number of votes that may be cast for the election of the directors of the Company or as the result of, or in connection with, any tender or exchange offer, merger, consolidation or other business combination, sale of assets or one or more contested elections, or any combination of the foregoing transactions in which the persons who were directors of the Company immediately prior to the transaction shall cease to constitute a majority of the board of directors of the Company or of any successor to the Company..

     The employment agreements also contain a provision that neither Mr. Charles nor Mr. Murphy will compete or engage in a business competitive with our current or anticipated business during the term of the employment agreement and for a period of six months thereafter. A state court may determine not to enforce this provision or to otherwise limit its enforceability.

     Ms. McCraine did not, and Mr. Preskenis does not, have a written employment agreement with the Company.


Compensation Committee Report on Executive Officer Compensation

     Compensation for Messrs. Charles and Murphy is determined by the terms of their respective employment agreements outlined above. In addition to their base salary, in fiscal 2006 Messrs. Charles and Murphy were, at the discretion of the committee, paid a cash bonus based upon Company performance. As part of a management compensation pool, Ms. McCraine and Mr. Preskenis received compensation during fiscal 2006 comprised of a base salary and a cash bonus that was based upon a percentage of Company gross profits determined by senior management.

COMPENSATION COMMITTEE
William J. Atherton and Robert Martin

Performance Graph


                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN

                     AMONG INVESTORS CAPITAL HOLDINGS, LTD.,
       STANDARD & POORS 500 INDEX AND DOW JONES FINANCIAL SERVICES INDEX

     The chart below compares the five-year cumulative total return, assuming the reinvestment of dividends, on Investor Capital Holdings, Ltd. common stock
(ICH) with that of the Standard & Poors 500 Index (sp 500) and the Dow Jones Financial Services Index (iyg). This graph assumes $100 was invested on March 31, 2001, in each of Investors Capital Holdings, Ltd. common stock and the indicated indices.

     Note: stock price performance shown in the graph below should not be considered indicative of potential future stock price performance.

                             [SEE SUPPLEMENTAL PDF]
                            [DATA REPRESENTED BELOW]

             3/31/2001  3/31/2002  3/31/2003  3/31/2004  3/31/2005  3/31/2006
ICH           $100.00     $41.96     $32.68   $100.00    $89.10     $56.96

S&P 500       $100.00     $98.14     $72.61   $96.91     $101.08    $111.59

IYG           $100.00    $106.28     $84.15   $119.34    $117.07    $133.03



Compensation Committee Interlocks and Insider Participation

     During fiscal 2006, former director C. Troy Shaver, Jr. served on the Compensation Committee until his resignation from the Board on October 18, 2005*. Mr. Shaver is currently President of Dividend Growth Advisors, LLC. Until October 18, 2005, Dividend Growth Advisors acted as sub-advisor to Eastern Point Advisors, our investment advisor subsidiary, and, more specifically, its mutual fund, the Eastern Point Advisors Rising Dividend Growth Fund.** The aggregate fees paid to Dividend Growth Advisors for advisory services during fiscal 2006 were $81,093.

 * For additional information, see SEC Form 8-K filing dated October 24, 2005. ** For additional information, see SEC Form 8-K filing dated October 25, 2005.

Certain Relationships and Related Transactions

    Our principal executive offices are located in a 9,068 square foot facility at 230 Broadway East, Lynnfield, Massachusetts 01940. This facility is comprised of several office condominiums owned by different entities, which lease the office space to the Company. A portion of the space which is leased to the Company, including ICC and EPA, is owned by Arlsburg Trust, the trustee of which is the principal stockholder of ICH, and Investors Realty, LLC, the principal member of which is the principal stockholder of ICH. The remainder is leased from an unrelated entity. The combined current annual rent was $271,121 and is comparable to current market rates for similar space in our geographic area. The leases expired in March 2005 and were subsequently renewed for a three year period commencing on March 31, 2008. In addition, the Company leases office space from the Arlsburg Trust for its investment center located in Topsfield, Massachusetts. Rent expense for the investment center was $36,000 for the year ended March 31, 2006. ICC leases an additional 1,832 square feet of office space from Investors Realty, LLC at fair market value.




Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires directors and officers of the Company and persons, or "groups" of persons, who own more than 10% of a registered class of the Company's equity securities (collectively, "Covered Persons") to file with the Securities and Exchange Commission, The American Stock Exchange and the Company, within specified time periods, initial reports of beneficial ownership, and subsequent reports of changes in ownership, of certain equity securities of the Company. Based solely on its review of copies of such reports furnished to it and upon any written representations of Covered Persons that no other reports were required, the Company believes that no Covered Persons failed to meet such filing requirements during fiscal 2006.


Code of Ethics

     The Company has adopted, filed with the SEC and posted on its www.investorscapital.com website (click on "Company Info", then "Corporate Governance") a written Code of Ethics that applies to the Company's principal executive officer, principal financial officer and principal accounting officer and that conforms to the requirements of applicable SEC rule. The Code of Ethics is designed, among other things, to deter wrongdoing and to promote (i) honest and ethical conduct, (ii) full, fair, accurate, timely, and understandable disclosures in reports and documents filed with the SEC and in other public communications, (iii) compliance with applicable governmental law, rules and regulations, (iv) prompt internal reporting of violations of the Code and (v) accountability for adherence to the Code. A copy of the Code will be furnished to any person without charge upon request to our Corporate Secretary at our corporate headquarters.


Audit Committee Report

     The Board of Directors of the Company has appointed an Audit Committee composed of independent directors, and has adopted a written charter for the Committee, a copy of which is included as Appendix B hereto. The Audit Committee will review and assess the adequacy of the charter on an annual basis. The Audit Committee's job is one of oversight as set forth in its Charter. It is not the duty of the Audit Committee to prepare the Company's financial statements, to plan or conduct audits, or to determine that the Company's financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States of America. The Company's management is responsible for preparing the Company's financial statements and for maintaining internal controls. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations, and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America.

     The Audit Committee has reviewed and discussed the Company's audited consolidated financial statements with management and with Brown & Brown, LLP (the "Auditors"), the Company's independent auditors for fiscal 2006.

     The Audit Committee has discussed with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61, (Codification of Statements on Auditing Standards, AU Section 380) as may be modified or supplemented.

     The Audit Committee has received the written disclosures and the letter from the Auditors required by Independence Standards Board Standard No. 1, (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the Auditors the Auditors' independence.

     Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10- K for the fiscal year ended March 31, 2006 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
William J. Atherton, Robert Martin  and Arthur Stickney



                      EQUITY COMPENSATION PLAN INFORMATION




March 31, 2006
                                                                    (a)                    (b)                        (c)
                                                                                                             Number of securities
                                                                                                           remaining available for
                                                             Number of securities                          future issuance under
                                                             to be issued upon       Weighted-average       equity compensation
                                                                  exercise of        exercise price of         plans (excluding
                                                             outstanding options,   outstanding options,   securities reflected in
Plan category                                                warrants and rights    warrants and rights          column (a))
----------------------------------------------------------   -------------------   ---------------------   -----------------------
Equity compensation plans approved by security holders             193,759                  $3.29                  0

Equity compensation plans not approved by security holders         150,000                  $1.00                  0

Total                                                              343,759                  $2.29                  0


Annual Report to Stockholders / Form 10-K

     The Company's Fiscal Year Ended March 31, 2006 Annual Report to its stockholders (which includes a reproduction of its Annual Report on Form 10-K for fiscal 2006, as filed with the SEC, excluding the Index to Exhibits and any filed exhibits or financial statement schedules) is being mailed to all stockholders concurrently with this Proxy Statement. Additional copies of the Company's Form 10-K (without exhibits or financial statement schedules), as filed with the SEC, may be obtained at no cost by writing to the Corporate Secretary, Investors Capital Holdings, Ltd., 230 Broadway East, Lynnfield, Massachusetts 01940. The Company's Form 10-K also may be accessed on the internet at http://www.investorscapital.com. Exhibits or financial statement schedules listed in the Company's Form 10-K are available upon request to the Corporate Secretary at a nominal charge for printing and mailing.

Proposals for Next Annual Meeting

     No person who intends to present a proposal for action at a forthcoming annual stockholders' meeting of the Company may seek to have the proposal included in the proxy statement or form of proxy for such meeting unless that person (a) is a record or beneficial owner of at least 1% or $2,000 in market value of shares of Common Stock, has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date and the dates upon which he acquired such shares with documentary support for a claim of beneficial ownership, (e) notifies the Company of his intention to appear personally at the meeting or by a qualified representative under Massachusetts law to present his proposal for action, and
(d) submits his proposal timely. A proposal to be included in the proxy statement and form of proxy for the Company's next annual meeting of stockholders will be submitted timely only if the proposal has been received at the Company's principal executive office no later than April 2, 2007. However, if the date of such meeting is changed by more than 30 calendar days from August 8, 2007, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

     A person may submit only one proposal with a supporting statement of not more than 500 words, and under certain circumstances enumerated in the SEC's rules relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.

     The Company  will be permitted  to vote  proxies in its  discretion  on any
proposal   properly   coming  before  the  Company's   next  annual  meeting  of
stockholders if the Company:

     o does not receive notice of the proposal a reasonable period of time before the Company mails its proxy materials, or

     o receives notice of the proposal a reasonable period of time before the Company mails its proxy materials and advises stockholders in its proxy statement about the nature of the matter and how the Company intends to vote on such matter, all except as otherwise provided by applicable SEC rules.

     Notices of intention to present proposals at the Company's next annual stockholders meeting should be addressed to the Company's Secretary, Steven C. Preskenis, Esq., Investors Capital Holdings, Ltd., 230 Broadway East, Lynnfield, MA 01940.

Other Matters

     As of the date of this Proxy Statement, the Board knows of no other business to be presented at the Meeting. However, if any other matters properly come before the Meeting, the persons named in the enclosed form of proxy are expected to vote the proxy in accordance with their best judgment on such matters.

By order of the Board of Directors,

THEODORE E. CHARLES
Chairman of the Board and Chief Executive Officer

                                   Appendix A


                        INVESTORS CAPITAL HOLDINGS, LTD.

                   GOVERNANCE AND NOMINATING COMMITTEE CHARTER

                            Adopted November 15, 2005

                                      Role

As more fully set forth hereinbelow, the role of the Governance and Nominating Committee (the "Committee") is to identify and recommend to the Company's Board of Directors (the "Board") the Board's slate of nominees for election to the Board at each annual shareholder meeting, to identify and recommend candidates to fill Board vacancies occurring between annual shareholder meetings, to draft and recommend Corporate Governance Guidelines for adoption by the Board, to review, evaluate and recommend to the Board changes to said guidelines, and to review the Company's policies and programs that relate to matters of corporate responsibility.

                                   Membership

The membership of the Committee shall consist of at least two directors, each of whom shall meet the independence requirements established by the Board and applicable laws, regulations and listing requirements including Section 804 of the AMEX Company Guide or any successor thereto. The Board shall appoint the members of the Committee and its chairperson and may remove any member from the Committee, or change the chairperson thereof, at any time with or without cause.

                                   Operations

The Committee shall meet at least twice a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report on its actions and activities at the next regularly scheduled meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by written consent. The Committee shall be governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with this Charter, the Bylaws of the Company and applicable law.

                                    Authority

The Committee shall have the authority, and will be provided by the Company with the resources, necessary to discharge its duties and responsibilities. The Committee shall have authority to select, retain and terminate outside counsel, any search firm used to identify director candidates, and other experts or consultants, as it deems appropriate in fulfilling its duties, including sole authority to approve the fees and other terms of retention of any such outside resources. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

                                Responsibilities

Subject to any changes thereto provided by the Corporate Governance Guidelines, the principal responsibilities and functions of the Governance and Nominating Committee are as follows:

1. Annually evaluate and report to the Board on the performance and effectiveness of the Board to facilitate the directors in fulfilling their responsibilities in a manner that serves the interests of the Company's shareholders.

2. Annually present to the Board a list of individuals recommended for nomination for election to the Board at the annual meeting of shareholders, and for appointment to the committees of the Board (including this Committee).

3. Before recommending an incumbent, replacement or additional director, review his or her qualifications, including capability, availability to serve, conflicts of interest, and other relevant factors.

4. Assist in identifying, interviewing and recruiting candidates for the Board.

5.       Annually  review the  composition  of each Board  committee and present
         committee  membership   recommendations  to  the  Board  for  committee
         membership.

6. Periodically review the compensation paid to non-employee directors, if any, and make recommendations to the Board for any adjustments. No member of the Committee will act to fix his or her own compensation except for uniform compensation to directors for their services as such.

7. Develop and periodically review and recommend to the Board appropriate revisions to the Company's Corporate Governance Guidelines.

8.       Monitor compliance with the Corporate Governance Guidelines.

9. Regularly review and make recommendations about changes to the charter of the Governance and Nominating Committee.

10. Regularly review and make recommendations about changes to the charters of other Board committees after consultation with the respective committee chairs.

11. Obtain or perform an annual evaluation of the Governance and Nominating Committee's performance and make applicable recommendations.


                                Nominee Selection

In recommending persons for nomination or election to the Board, the Committee shall examine the characteristics, skills and experiences appropriate for the Board and its individual members as well as the suitability of individual nominee candidates. In evaluating the suitability of candidates, many factors may be considered including, without limitation, general understanding of marketing, finance and other disciplines relevant to the success of a publicly traded company in today's business environment; understanding of the Company's business and technology; educational and professional background; and personal accomplishments. Candidates shall be evaluated in the context of the Board as a whole, with the objective of maintaining a group that can best ensure the success of the Company's business and represent shareholder interests. In determining whether to recommend a director for re-election, the director's past attendance at meetings and participation in and contributions to the activities of the Board shall also be considered.

                                   Appendix B


                  AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
                        INVESTORS CAPITAL HOLDINGS, LTD.

                                     CHARTER

              Adopted October 9, 2000; Revised as of July 28, 2005

I.       Purpose

The Corporation's bylaws authorize the Board of Directors (the "Board") to designate an Audit Committee to exercise the power and authority of the full board within a specified segment of the business and affairs of the Corporation. In accordance therewith, the Board has established the Audit Committee. The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public, the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established, and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

1.       Serve  as  an   independent   and   objective   party  to  monitor  the
         Corporation's financial reporting process and internal control systems;

2. Review and appraise the audit efforts of the Corporation's independent accountants; and

3.       Provide  an  open  avenue  of   communication   among  the  independent
         accountants,   financial  and  senior  management,  and  the  Board  of
         Directors.

II.      Composition

The Audit Committee shall be comprised of three or more directors as determined from time to time by the Board, each of whom shall be an independent, non-employee director and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices and, to the extent possible, at least one member of the Committee shall have accounting or related financial management expertise. Committee members shall be encouraged to enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or, at the Corporation's expense, outside consultants.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and whenever the Board determines to fill any vacancies. Each member of the Committee shall serve as such at the pleasure of the Board and, subject to earlier death, resignation or removal, until his or her successor shall be duly elected and qualified. Unless a Chair is elected by the Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.     Meetings

The Committee shall meet at least once annually, and more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials.


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


IV.      Responsibilities and Duties

To fulfill its responsibilities and duties the Audit Committee shall:

1. Review and recommend to the Board revisions to this Charter as conditions dictate.

2. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review the regular internal reports to management prepared by the accounting department and, to the extent applicable, management's response.

4. Review with financial management and the independent accountants reports on Forms 10-Q and earnings releases prior to their filing or release. The Chair of the Committee may represent the entire Committee for purposes of this review.

5. Recommend to the Board the selection of the independent accountants, considering independence, effectiveness and cost, and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

8. In consultation with the independent accountants, review the integrity of the Corporation's financial reporting processes, both internal and external.

9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

10.      Consider   and  approve,   if   appropriate,   major   changes  to  the
         Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

11. Establish regular and separate systems of reporting to the Audit Committee by management and the independent accountants, regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

12. Following completion of the annual audit, review separately with management and the independent accountants, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13.      Review  any   significant   disagreement   among   management  and  the
         independent accountants in connection with the preparation of the financial statements.

14. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

15. Ensure that management has the proper review system in place to verify that the Corporation's financial statements, reports and other financial information disseminated to governmental agencies and the public satisfy legal requirements.


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16.      Review,  with the  Corporation's  counsel,  any legal matter that could have a significant impact on the Corporation's financial statements.

17. Review, with the Corporation's counsel, legal compliance matters, including corporate securities trading policies.

18. Perform any other activities in furtherance of the purposes, powers and duties set forth above, consistent with the provisions of this Charter, the Corporation's bylaws and governing law, as the Committee or the Board deem necessary or appropriate.



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